Fees Summary	Nov. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,908,754.10
Previously Paid Amount	(0)
Total Fee Amount	3,301.80
Total Offset Amount	(0)
Net Fee	$ 3,301.80